UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2025

CARVANA CO.
(Exact name of registrant as specified in its charter)

Delaware		001-38073		81-4549921
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

		300 E. Rio Salado Parkway
	Tempe	Arizona	85281
		(Address of principal executive offices, including zip code)

(602) 922-9866
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	CVNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 5, 2025, Carvana Co. (the "Company") held its 2025 annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, an aggregate of 849,602,659.67 out of 871,441,339.40 votes were present in person or by proxy at the Annual Meeting, and therefore a quorum was present. Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the meeting:

Item 1: Election of directors

Each of the following director nominees received the following votes at the Annual Meeting and were elected as Class II directors to serve for a three-year term expiring at the Company's 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Dan Quayle	814,896,830.81	19,288,870.86	15,416,958.00
Gregory Sullivan	809,465,368.67	24,720,333.00	15,416,958.00

Item 2: Approval, by an advisory vote, of the compensation of the Company's named executive officers (i.e., “say-on-pay”)

The Company's stockholders approved, by an advisory vote, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
830,398,626.75	3,754,409.87	32,665.04	15,416,958.00

Item 3: Recommendation, by an advisory vote, on the frequency of future say-on-pay votes

The Company's stockholders approved, by an advisory vote, holding say-on-pay votes annually.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
833,378,869.81	281,337.00	506,833.00	18,661.86	15,416,958.00

Based on the results of the vote on Item 3, and consistent with the Board of Directors' recommendation to hold future say-on-pay votes every one year, the Board of Directors has determined that the Company will hold such stockholder advisory vote every year until the next required vote on the frequency of future say-on-pay votes.

Item 4: Approval of an amendment to the Company's amended and restated certificate of incorporation to provide for the exculpation of certain officers as permitted by Delaware law

The Company's stockholders approved the amendment to the Company's amended and restated certificate of incorporation to provide for the exculpation of certain officers as permitted by Delaware law.

For	Against	Abstain	Broker Non-Votes
809,274,812.81	24,884,743.00	26,145.86	15,416,958.00

Item 5: Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025

The Company's stockholders ratified the appointment of Grant Thornton LLP as the Company's independent auditor for the year ending December 31, 2025.

For	Against	Abstain
849,337,609.67	200,639.00	64,411.00

Item 6: Vote upon a stockholder proposal regarding simple majority voting

The Company's stockholders did not approve the stockholder proposal regarding simple majority voting.

For	Against	Abstain
39,706,607.17	794,437,464.51	41,630.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 6, 2025	CARVANA CO.

		By:	/s/ Paul Breaux
		Name:	Paul Breaux
		Title:	Vice President, General Counsel, and Secretary